AFFILIATED UNDERWRITING CHECKLIST FOR 40 ACT FUNDS (RULE 10f-3)

The completion of this Checklist by the Trading Desk and Compliance is required to ensure compliance with the SEC rule that governs a 40 Act Fund's participating in affiliated underwritings.

Name of Adviser/Subadviser:	Loomis Sayles & Company, L.P
Name of Fund:   Franklin K2 Alternative Strategies Fund______

Total Net Assets of Funds:    88,620,439.60
Issuer:	Citibank NA

Underwriter(s): Citigroup, Apto Partners, Capital
Institutional, Ramirez & Co, Williams Capital, Natixis

Affiliated Underwriter in the Syndicate: Natixis

Date of Purchase:	2/8/2018

Date of Offering:          2/8/2018

Amount of Purchase:  	9,695,000.00

Purchase Price:	100.00

Commission or Spread:	0.25%

Check that all the following conditions have been met
(any exceptions must be discussed with Compliance prior to participating in the underwriting):

__x___	The securities are (i) part of an issue
registered under the Securities Act of
1933 (the "1933 Act") that is being offered to the public,
(ii) part of an issue of government securities as defined under the Investment Company Act of 1940, (iii)
"municipal securities" as defined under the Securities
Exchange Act of 1934, (iv) sold in an offering conducted under the laws of a country other than the United States subject to certain requirements, or (v) exempt from registration under Rule 144A of the 1933 Act.

If the securities meet conditions (i), (ii), (iv) or (v):

__x___	The issuer of such securities has been in
continuous operation for not less than three years
(including operations  of predecessors).

Include all purchases made by two or more funds which have the same investment adviser or sub-adviser.

Issuer was founded prior to 2014.

If the securities meet condition (iii):

__x___ such securities are sufficiently liquid that they can be sold at or near their carrying value within a reasonably short period of time and are either subject to no greater than moderate credit risk or, if the issuer of the municipal securities (or the entity supplying revenues or other payments from which the issue is to be paid) has been in continuous operation for less than three years
(including any predecessors), subject to a minimal or low amount of credit risk (with the determination as to whether the issue of municipal securities meets the preceding criteria having been made by the investment adviser and/or subadviser of the relevant fund).

__x___The securities were purchased prior to the end of the first day of which any sales were made and the purchase price did not exceed the offering price (or fourth day before termination, if a rights offering).

__x___The underwriting was a firm commitment.

__x___The commission, spread or profit was reasonable
and fair compared to 			that being received
by others for underwriting similar securities during a comparable period of time.

__x___The amount of the securities purchased by the Fund, aggregated with purchases by any other investment company advised by the Fund's investment adviser or sub-adviser, and any purchases by another account with respect to which the investment adviser or sub-adviser has investment discretion if the investment adviser or sub-adviser exercised such investment discretion with respect to the purchase did not exceed 25% of the principal amount of the offering.

__x__ No underwriter which is an affiliate of the Fund's
adviser or sub-adviser 			was a direct or
indirect participant in, or benefited directly or
indirectly 			from the purchase.

__x__	The purchase was not part of a group sale
(or part of the institutional pot), 			or otherwise
allocated to the account of an officer, director, member of an advisory board, investment adviser or employee of the Fund or affiliated person thereof.

Special counting rules apply for Rule 144A offerings.


Trading Desk 					Compliance

Signature: /s/Chip Bankes   			Signature:/s/ Brendan Joyce

Signed By: Chip Bankes   			Signed By:	Brendan Joyce

Date:	2/28/18					Date:		2/28/18




AFFiLiATED UNDERWRiTiNG CHECKLiST FOR 40 ACT FUNDS (RULE 10f-3)

The completion of this Checklist by the Trading Desk and Compliance is required to ensure compliance with the SEC rule that governs a 40 Act Fund's participating in affiliated underwritings.

Name of Adviser/Subadviser:	Loomis Sayles & Company, L.P
Name of Fund:   Franklin K2 Alternative Strategies Fund______

Total Net Assets of Funds:    87,609,606.02
issuer:	Citibank NA

Underwriter(s):	Citibank, Natixis

Affiliated Underwriter in the Syndicate: Natixis

Date of Purchase:	4/23/2018

Date of Offering:          4/23/2018

Amount of Purchase:  	12,270,353.04

Purchase Price:	99.954

Commission or Spread:	0.150%

Check that all the following conditions have been met
 (any exceptions must be discussed with Compliance prior to participating in the underwriting):

__x___	The securities are (i) part of an issue registered under
 the Securities Act of
1933 (the "1933 Act") that is being offered to the public, (ii) part of an issue of government securities as defined under the investment Company Act of 1940, (iii) "municipal securities" as defined under the Securities Exchange Act of 1934, (iv) sold in an offering conducted under the laws of a country other than the United States subject to certain requirements, or (v) exempt from registration under Rule 144A of the 1933 Act.

if the securities meet conditions (i), (ii), (iv) or (v):

__x___	The issuer of such securities has been in continuous
 operation for not less than three years
(including operations  of predecessors).

  include all purchases made by two or more funds which have the same investment adviser or sub-adviser.
issuer was founded prior to 2014.

if the securities meet condition (iii):

__x___ such securities are sufficiently liquid that they can be sold at or near their carrying value within a reasonably short period of time and are either subject to no greater than moderate credit risk or, if the issuer of the municipal securities (or the entity supplying revenues or other payments from which the issue is to be paid) has been in continuous operation for less than three years
(including any predecessors), subject to a minimal or low amount of credit risk (with the determination as to whether the issue of municipal securities meets the preceding criteria having been made by the investment adviser and/or subadviser of the relevant fund).

__x___The securities were purchased prior to the end of the first day of which any sales were made and the purchase price did not exceed the offering price (or fourth day before termination, if a rights offering).

__x___The underwriting was a firm commitment.

__x___The commission, spread or profit was reasonable and fair
compared to 			that being received by
others for underwriting similar securities during a comparable period of time.

__x___The amount of the securities purchased by the Fund, aggregated with purchases by any other investment company advised by the Fund's investment adviser or sub-adviser, and any purchases by another account with respect to which the investment adviser or sub-adviser has investment discretion if the investment adviser or sub-adviser exercised such investment discretion with respect to the purchase did not exceed 25% of the principal amount of the offering.

__x__ No underwriter which is an affiliate of the Fund's
adviser or sub-adviser 			was a direct or
indirect participant in, or benefited directly or
indirectly 			from the purchase.

__x__	The purchase was not part of a group sale
(or part of the institutional pot),
or otherwise allocated to the account of an officer, director,
member of an 			advisory board, investment
adviser or employee of the Fund or affiliated person thereof.

Special counting rules apply for Rule 144A offerings.


Trading Desk 					Compliance

Signature:/s/Chip Bankes			Signature:/s/Brendan Joyce

Signed By: Chip Bankes   			Signed By: Brendan Joyce

 Date:	4/30/18					Date:		4/30/18







AFFiLiATED UNDERWRiTiNG CHECKLiST FOR 40 ACT FUNDS (RULE 10f-3)

The completion of this Checklist by the Trading Desk and Compliance is required to ensure compliance with the SEC rule that governs a 40 Act Fund's participating in affiliated underwritings.

Name of Adviser/Subadviser:	Loomis Sayles & Company, L.P

Name of Fund:   Franklin K2 Alternative Strategies Fund

Total Net Assets of Funds:	$87,465,689.53
issuer:	Hertz Vehicle Financing LLC

Underwriter(s):Citigroup, Credit Agricole, Goldman Sachs,
RBC Capital, Lloyds Securities, Natixis, Natwest Markets

Affiliated Underwriter in the Syndicate: Natixis

Date of Purchase:	9/14/2017

Date of Offering:          9/14/2017

Amount of Purchase:  	$4,575,014.95

Purchase Price:	$99.95663

Commission or Spread:	0.700%

Check that all the following conditions have been met
(any exceptions must be discussed with Compliance prior to participating in the underwriting):

__x___	The securities are (i) part of an issue registered
under the Securities Act of
1933 (the "1933 Act") that is being offered to the public,
(ii) part of an issue of government securities as defined under the investment Company Act of 1940, (iii) "municipal securities" as defined under the Securities Exchange Act of 1934, (iv) sold in an offering conducted under the laws of a country other than the United States subject to certain requirements, or (v) exempt from registration under Rule 144A of the 1933 Act.

if the securities meet conditions (i), (ii), (iv) or (v):

__x___	The issuer of such securities has been in continuous
operation for not less than three years (including operations of predecessors).

include all purchases made by two or more funds which have the same investment adviser or sub-adviser.

issuer was founded prior to 2014.

if the securities meet condition (iii):

__x___ such securities are sufficiently liquid that they can be sold at or near their carrying value within a reasonably short period of time and are either subject to no greater than moderate credit risk or, if the issuer of the municipal securities (or the entity supplying revenues or other payments from which the issue is to be paid) has been in continuous operation for less than three years (including any predecessors), subject to a minimal or low amount of credit risk (with the determination as to whether the issue of municipal securities meets the preceding criteria having been made by the investment adviser and/or subadviser of the relevant fund).

__x___The securities were purchased prior to the end of the first day of which any sales were made and the purchase price did not exceed the offering price (or fourth day before termination, if a rights offering).

__x___The underwriting was a firm commitment.

__x___The commission, spread or profit was reasonable and fair
compared to 			that being received by others for
underwriting similar securities during a comparable period of time.

__x___The amount of the securities purchased by the Fund, aggregated with purchases by any other investment company advised by the Fund's investment adviser or sub-adviser, and any purchases by another account with respect to which the investment adviser or sub-adviser has investment discretion if the investment adviser or sub-adviser exercised such investment discretion with respect to the purchase did not exceed 25% of the principal amount of the offering.

__x__ No underwriter which is an affiliate of the Fund's adviser or
sub-adviser 			was a direct or indirect participant in,
or benefited directly or indirectly 			from the purchase.

__x__	The purchase was not part of a group sale
(or part of the institutional pot),
or otherwise allocated to the account of an officer, director,
member of an 			advisory board, investment
adviser or employee of the Fund or affiliated person thereof.

Special counting rules apply for Rule 144A offerings.


Trading Desk 					Compliance

Signature:/s/Chip Bankes			Signature:/s/Brendan Joyce

Signed By: Chip Bankes   			Signed By: Brendan Joyce

Date: 9/30/17					Date:		9/30/17











AFFiLiATED UNDERWRiTiNG CHECKLiST FOR 40 ACT FUNDS (RULE 10f-3)

The completion of this Checklist by the Trading Desk and Compliance is required to ensure compliance with the SEC rule that governs a 40 Act Fund's participating in affiliated underwritings.

Name of Adviser/Subadviser:	Loomis Sayles & Company, L.P
Name of Fund:   Franklin K2 Alternative Strategies Fund______

Total Net Assets of Funds:    93,544,024.37
issuer:	Sanchez Energy Corp

Underwriter(s): ABN AMRO, Capital One, Citigroup, iNG US
Capital, JP Morgan, RBC Capital, SunTrust Robinson,
BB&T Capital, BOK Financial, Citizens Bank, Comerica,
First international, Huntington Capital, iberia Capital, intrepid investment, Macquire Securities, Natixis, PNC Bank,
SMBC Nikko, Societe Generale

Affiliated Underwriter in the Syndicate: Natixis

Date of Purchase:	2/7/2018

Date of Offering:          2/7/2018

Amount of Purchase:  	6,279,836.85

Purchase Price:	98.973

Commission or Spread:	1.50%

Check that all the following conditions have been met (any exceptions must be discussed with Compliance prior to participating in the underwriting):

__x___	The securities are (i) part of an issue registered
under the Securities Act of
1933 (the "1933 Act") that is being offered to the public, (ii) part of an issue of government securities as defined under the investment Company Act of 1940, (iii) "municipal securities" as defined under the Securities Exchange Act of 1934, (iv) sold in an offering conducted under the laws of a country other than the United States subject to certain requirements, or (v) exempt from registration under Rule
144A of the 1933 Act.

if the securities meet conditions (i), (ii), (iv) or (v):

include all purchases made by two or more funds which have the same investment adviser or sub-adviser.

__x___	The issuer of such securities has been in continuous
operation for not less than three years (including operations of predecessors).

issuer was founded prior to 2014.

if the securities meet condition (iii):

__x___ such securities are sufficiently liquid that they can be sold at or near their carrying value within a reasonably short period of time and are either subject to no greater than moderate credit risk or, if the issuer of the municipal securities
(or the entity supplying revenues or other payments from which the issue is to be paid) has been in continuous operation for less than three years (including any predecessors), subject to a minimal or low amount of credit risk (with the determination as to whether the issue of municipal securities meets the preceding criteria having been made by the investment adviser and/or subadviser of the relevant fund).

__x___The securities were purchased prior to the end of the first day of which any sales were made and the purchase price did not exceed the offering price (or fourth day before termination, if a rights offering).

__x___The underwriting was a firm commitment.

__x___The commission, spread or profit was reasonable and fair
compared to 			that being received by others for
underwriting similar securities during a comparable period of time.

__x___The amount of the securities purchased by the Fund, aggregated with purchases by any other investment company advised by the Fund"s investment adviser or sub-adviser, and any purchases by another account with respect to which the investment adviser or sub-adviser has investment discretion if the investment adviser or sub-adviser exercised such investment discretion with respect to the purchase did not exceed 25% of the principal amount of the offering.

__x__ No underwriter which is an affiliate of the Fund's adviser or
sub-adviser 			was a direct or indirect participant
in, or benefited directly or indirectly 			from the purchase.

__x__	The purchase was not part of a group sale (or part
of the institutional pot), 			or otherwise
allocated to the account of an officer, director, member of an advisory board, investment adviser or employee of the
Fund or affiliated 			person thereof.

 Special counting rules apply for Rule 144A offerings.



Trading Desk 					Compliance

SiSignature:/s/Chip Bankes			Signature:/s/Brendan Joyce

Signed By: Chip Bankes    		        Signed By: Brendan Joyce

Date:	2/28/18					Date:		2/28/18









AFFiLiATED UNDERWRiTiNG CHECKLiST FOR 40 ACT FUNDS (RULE 10f-3)

The completion of this Checklist by the Trading Desk and Compliance is required to ensure compliance with the SEC rule that governs a 40 Act Fund's participating in affiliated underwritings.

Name of Adviser/Subadviser:	Loomis Sayles & Company, L.P
Name of Fund:   Franklin K2 Alternative Strategies Fund

Total Net Assets of Funds:	$97,440,681.18
issuer:	Whiting Petroleum Corp

Underwriter(s): Citigroup Global Markets, JP Morgan, Merrill Lynch, Wells Fargo, BBVA, Capital One, SunTrust, US Bancorp, ABN AMRO, BB&T Capital, CiBC, Comerica, Fifth Third, HSBC, iNG Financial, KeyBanc, Natixis, Raymond James, RBC Capital, Regions, Scotia, SMBC Nikko

Affiliated Underwriter in the Syndicate: Natixis

Date of Purchase:	12/12/2017

Date of Offering:          12/12/2017

Amount of Purchase:  	$68,759,000.00

Purchase Price:	$100.00

Commission or Spread:	1.25%

Check that all the following conditions have been met (any exceptions must be discussed with Compliance prior to participating in the underwriting):

__x___	The securities are (i) part of an issue
registered under the Securities Act of
1933 (the "1933 Act") that is being offered to the public, (ii) part of an issue of government securities as defined under the investment Company Act of 1940,
(iii) "municipal securities" as defined under the Securities Exchange Act of 1934, (iv) sold in an offering conducted under the laws of a country other than the United States subject to certain requirements, or (v) exempt from registration under Rule 144A of the 1933 Act.

if the securities meet conditions (i), (ii), (iv) or (v):

include all purchases made by two or more funds which have
the same investment adviser or sub-adviser.
__x___	The issuer of such securities has been in continuous
operation for not less than three years (including operations of predecessors).

issuer was founded prior to 2014.

if the securities meet condition (iii):

__x___ such securities are sufficiently liquid that they can be sold at or near their carrying value within a reasonably short period of time and are either subject to no greater than moderate credit risk or, if the issuer of the municipal securities (or the entity supplying revenues or other payments from which the issue is to be paid) has been in continuous operation for less than three years (including any predecessors), subject to a minimal or low amount of credit risk (with the determination as to whether the issue of municipal securities meets the preceding criteria having been made by the investment adviser and/or subadviser of the relevant fund).

__x___The securities were purchased prior to the end of the first day of which any sales were made and the purchase price did not exceed the offering price (or fourth day before termination, if a rights offering).

__x___The underwriting was a firm commitment.

__x___The commission, spread or profit was reasonable and fair compared to
 			that being received by others for underwriting
similar securities during a 			comparable period of time.

__x___The amount of the securities purchased by the Fund, aggregated with purchases by any other investment company advised by the Fund's investment adviser or sub-adviser, and any purchases by another account with respect to which the investment adviser or sub-adviser has investment discretion if the investment adviser or sub-adviser exercised such investment discretion with respect to the purchase did not exceed 25% of the principal amount of the offering.

__x__ No underwriter which is an affiliate of the Fund's
adviser or sub-adviser 			was a direct or
indirect participant in, or benefited directly or indirectly from the purchase.

__x__	The purchase was not part of a group sale (or part of the
institutional pot), 			or otherwise allocated to
the account of an officer, director, member of an
advisory board, investment adviser or employee of the Fund or
affiliated 			person thereof.

Special counting rules apply for Rule 144A offerings.


Trading Desk 					Compliance

Signature:/s/Chip Bankes			Signature:/s/Brendan Joyce

Signed By: Chip Bankes   			Signed By:Brendan Joyce

Date:	12/31/17				Date:		12/31/17